UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 28, 2014

 _____________________

MORGAN’S FOODS, INC.

(Exact name of registrant as specified in its charter)

 _____________________

Ohio	1-08395	34-0562210
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4829 Galaxy Parkway, Suite S Cleveland, OH 44128	44128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (216) 359-9000

_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Pursuant to the Agreement and Plan of Merger (“Merger Agreement”), dated as of March 30, 2014, by and among Apex Restaurant Management, Inc., a California corporation (“Parent”), Apex Brands Foods, Inc., an Ohio corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Morgan’s Foods, Inc., an Ohio corporation (the “Company”), on May 27, 2014 (the “Closing Date”), Merger Sub was merged with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Apex.  The events described in this Current Report on Form 8-K took place in connection with the completion of the Merger.

Item 2.01                    Completion of Acquisition or Disposition of Assets.

The Introductory Note to this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Merger (the “Effective Time”), each Company common share (“Common Share”) issued and outstanding immediately before the Effective Time (other than Common Shares owned by Apex and its subsidiaries or held by the Company or its subsidiaries and dissenting Common Shares) was cancelled and extinguished and converted into the right to receive $5.00 in cash, without interest, less any required withholding taxes (the “Per Share Merger Consideration”).

Immediately prior to the Effective Time of the Merger, each then-outstanding option to purchase Common Shares was cancelled and extinguished and converted into a right to receive, in settlement thereof, for each Common Share subject to such option, a cash payment, without interest and less any applicable withholding taxes, equal to the product of (i) the excess, if any, of the Per Share Merger Consideration over the per share price of the options and (ii) the number of Common Shares subject to such holder’s options not previously exercised, whether or not then vested and exercisable. Each outstanding option or other right to receive Common Shares, whether or not then vested or exercisable, was cancelled and extinguished and converted into the right to receive $3.50 per share in cash, without interest and less any applicable withholding taxes.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2014, and is incorporated herein by reference.

The disclosure regarding the Merger and the Merger Agreement set forth under Item 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01                    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The Company filed, on May 27, 2014, with the SEC certifications on Form 15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requesting the deregistration of the Common Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03                    Material Modification to Rights of Security Holders.

As set forth under Item 2.01 of this Current Report on Form 8-K, as of the Effective Time, all outstanding Common Shares (other than Common Shares owned by Apex and its subsidiaries or held by the Company or its subsidiaries and dissenting Common Shares) and then-outstanding options to purchase Common Shares were cancelled and/or converted into the right to receive the Per Share Merger Consideration.

The information set forth under Items 2.01, 3.01 and 5.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01                     Changes in Control of Registrant.

As a result of the Merger, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Apex.  The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the Merger Agreement and in connection with the Merger, Marilyn A. Eisele, Jefferson P. Gramm, Steven S. Kaufman, Bernard Lerner, James J. Liguori, James C. Pappas and Jacob J. Saour ceased to serve as directors of the Company as of the Effective Time.

Item 5.07                     Submission of Matters to a Vote of Security Holders.

On May 22, 2014, the Company held a special meeting of shareholders (the “Special Meeting”) to consider certain proposals related to the Merger Agreement.

As of April 11, 2014, the record date for the Special Meeting, there were 4,050,147 Common Shares outstanding, each of which was entitled to one vote for each proposal at the Special Meeting. At the Special Meeting, a total of 3,781,572 Common Shares, representing approximately 93% of the voting power of the Company entitled to vote on the proposals, were present in person or by proxy, constituting a quorum to conduct business.

At the Special Meeting, the following proposals were considered:

●      Proposal 1:  adoption of the Agreement and Plan of Merger, dated March 30, 2014, by and among Apex, Merger Sub and the Company

●      Proposal 2:  approval, on an advisory (non-binding) basis, specified compensation that will be paid or may become payable to the named executive officers of the Company in connection with the Merger

Each of the proposals was approved by the requisite vote of holders of Common Shares.  The final voting results for each proposal are described below.

1.    Adoption of the Merger Agreement:

For	Against	Abstain	Non Vote
3,767,694	7,346	279	6,253

2.    Approval, on an advisory (non-binding) basis, specified compensation that will be paid or may become payable to the named executive officers of the Company in connection with the Merger:

For	Against	Abstain	Non Vote
3,539,414	10,681	225,224	6,253

Item 8.01                     Other Events.

On May 28, 2014, Apex and the Company issued a joint press release announcing shareholder approval of the Merger Agreement, the completion of the Merger and certain related matters.  A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01                     Financial Statements and Exhibits.

Exhibit	Description of Document
2.1

Agreement and Plan of Merger, dated as of March 30, 2014, by and among Apex Restaurant Management, Inc., Apex Brands Foods, Inc. and Morgan’s Foods, Inc. (incorporated by reference to Exhibit 2.1 to Morgan’s Foods, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2014).

99.1	Joint Press Release of Apex Restaurant Management, Inc., and Morgan’s Foods, Inc., dated May 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGAN’S FOODS, INC.

Date: May 28, 2014	/s/ Kenneth L. Hignett
Kenneth L. Hignett Executive Vice President, Chief Financial Officer & Secretary

EXHIBIT INDEX

Exhibit	Description of Document
2.1

Agreement and Plan of Merger, dated as of March 30, 2014, by and among Apex Restaurant Management, Inc., Apex Brands Foods, Inc. and Morgan’s Foods, Inc. (incorporated by reference to Exhibit 2.1 to Morgan’s Foods, Inc.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on March 30, 2014).

99.1	Joint Press Release of Apex Restaurant Management, Inc., and Morgan’s Foods, Inc., dated May 28, 2014